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                                                                    EXHIBIT 99.4

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                   $ 3,082,917,047.88
Beginning of the Month Finance Charge Receivables:              $   149,202,144.54
Beginning of the Month Discounted Receivables:                  $             0.00
Beginning of the Month Total Receivables:                       $ 3,232,119,192.42


Removed Principal Receivables:                                  $             0.00
Removed Finance Charge Receivables:                             $             0.00
Removed Total Receivables:                                      $             0.00


Additional Principal Receivables:                               $             0.00
Additional Finance Charge Receivables:                          $             0.00
Additional Total Receivables:                                   $             0.00

Discounted Receivables Generated this Period:                   $             0.00


End of the Month Principal Receivables:                         $ 3,036,593,343.96
End of the Month Finance Charge Receivables:                    $   145,670,192.00
End of the Month Discounted Receivables:                        $             0.00
End of the Month Total Receivables:                             $ 3,182,263,535.96


Special Funding Account Balance                                 $             0.00
Aggregate Invested Amount (all Master Trust Series)             $ 2,300,000,000.00
End of the Month Transferor Amount                              $   736,593,343.96
End of the Month Transferor Percentage                                      24.26%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                     RECEIVABLES


       30-59 Days Delinquent                                    $    65,330,687.81
       60-89 Days Delinquent                                    $    44,342,751.49
       90+ Days Delinquent                                      $    89,079,888.59
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

       Total 30+ Days Delinquent                                $   198,753,327.89
       Delinquent Percentage                                                 6.25%

Defaulted Accounts During the Month                             $    18,281,021.35
Annualized Default Percentage                                                7.12%

Principal Collections                                               420,652,403.18
Principal Payment Rate                                                      13.64%

Total Payment Rate                                                          14.62%


INVESTED AMOUNTS


       Class A Initial Invested Amount                          $   322,000,000.00
       Class B Initial Invested Amount                          $    28,000,000.00

INITIAL INVESTED AMOUNT                                         $   350,000,000.00

       Class A Invested Amount                                  $   368,000,000.00
       Class B Invested Amount                                  $    32,000,000.00

INVESTED AMOUNT                                                 $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                              12.97%
PRINCIPAL ALLOCATION PERCENTAGE                                             12.97%


MONTHLY SERVICING FEE                                           $       500,000.00

INVESTOR DEFAULT AMOUNT                                         $     2,371,907.68


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                 92.00%

       Class A Finance Charge Collections                       $     6,654,238.72
       Other Amounts                                            $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                   $     6,654,238.72
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

       Class A Monthly Interest                                  $     2,179,799.44
       Class A Servicing Fee                                     $       460,000.00
       Class A Investor Default Amount                           $     2,182,155.07

TOTAL CLASS A EXCESS SPREAD                                      $     1,832,284.21


REQUIRED AMOUNT                                                  $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                   8.00%

       Class B Finance Charge Collections                        $       578,629.45
       Other Amounts                                             $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                    $       578,629.45


       Class B Monthly Interest                                  $       192,992.22
       Class B Servicing Fee                                     $        40,000.00


TOTAL CLASS B EXCESS SPREAD                                      $       345,637.23


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                              $     2,177,921.44


       Excess Spread Applied to Required Amount                  $             0.00

       Excess Spread Applied to Class A Investor                 $             0.00
       Charge Offs

       Excess Spread Applied to Class B                          $       189,752.61
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                    $             0.00
       Class B Invested Amount
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
       Excess Spread Applied to Monthly Cash                               $     26,720.38
       Collateral Fee

       Excess Spread Applied to Cash Collateral                            $          0.00
       Account

       Excess Spread Applied to other amounts owed                         $        610.57
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                $  1,960,837.88


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                          $ 11,110.861.40


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                             $          0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to                        $          0.00
       Required Amount

       Excess Finance Charge Collections Applied to                        $          0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                        $          0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to                        $          0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to                        $          0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                        $          0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                        $          0.00
       other amounts owed Cash Collateral Depositor
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

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.89%
       Base Rate (Prior Month)                                            8.90%
       Base Rate (Two Months Ago)                                         8.92%

THREE MONTH AVERAGE BASE RATE                                             8.90%

       Portfolio Yield (Current Month)                                   14.58%
       Portfolio Yield (Prior Month)                                     12.45%
       Portfolio Yield (Two Months Ago)                                  12.69%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.24%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                            $ 50,212,116.38

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                            $  4,366,270.99

TOTAL PRINCIPAL COLLECTIONS                                     $ 54,578,387.37

INVESTOR DEFAULT AMOUNT                                         $  2,371,907.68

REALLOCATED PRINCIPAL COLLECTIONS                               $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $          0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                           $          0.00
       Deficit Controlled Amortization Amount                   $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00
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
CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                          $          0.00
       Deficit Controlled Accumulation Amount                  $          0.00

CONTROLLED DEPOSIT AMOUNT                                      $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $ 56,950,295.05
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                   $          0.00

CLASS B INVESTOR CHARGE OFFS                                   $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $          0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                         $ 52,000,000.00
       Available Cash Collateral Amount                        $ 52,000,000.00



TOTAL DRAW AMOUNT                                              $          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $          0.00




                                        First USA Bank, National Association
                                        as Servicer

                                        By: /s/ Tracie Klein
                                           ---------------------------------
                                              Tracie H. Klein
                                              First Vice President